UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2019

Exponent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18655	77-0218904
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

149 Commonwealth Drive Menlo Park, CA 94025	94025
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (650) 326-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EXPO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2019, Paul R. Johnston retired from his role as Executive Chairman. Dr. Johnston will continue to serve as Chairman of the Board of Directors.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 30, 2019, we held our annual meeting of stockholders. A total of 51,900,835 shares of our common stock were outstanding as of April 2, 2019, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected Catherine Ford Corrigan, Ph.D., Paul Johnson, Ph.D., Carol Lindstrom, Karen Richardson, John Shoven, Ph.D., and Debra Zumwalt. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker non-votes
Catherine Ford Corrigan, Ph.D.	44,583,635	268,341	6,550	4,707,978
Paul Johnston, Ph.D.	44,520,430	331,546	6,550	4,707,978
Carol Lindstrom	44,612,815	230,463	15,248	4,707,978
Karen Richardson	44,613,244	230,034	15,248	4,707,978
John Shoven, Ph.D.	44,346,941	496,331	15,254	4,707,978
Debra Zumwalt	44,476,345	366,933	15,248	4,707,978

Proposal Two: Ratification of KPMG as our Independent Registered Public Accountants for Fiscal 2019

Our stockholders ratified our selection of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending January 3, 2020. The results of the vote were as follows:

For	48,863,969
Against	683,579
Abstentions	18,956

Proposal Three: Advisory Vote on Executive Compensation for Fiscal 2018

Our stockholders approved, on an advisory basis, the fiscal 2018 compensation of our named executive officers in accordance with SEC rules. The results of the vote were as follows:

For	43,743,227
Against	1,100,538
Abstentions	14,761
Broker non-votes	4,707,978

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

EXPONENT, INC.

By:	/s/ Richard L. Schlenker
Name:	Richard L. Schlenker
Title:	Executive Vice President, Chief Financial Officer, and Corporate Secretary

Date: May 30, 2019